Supplemental Information
March 30, 2011
Exhibit 99.1

CNO Financial Group

Forward-Looking Statements
 Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in this press release relative to markets for CNO Financial’s products and trends in CNO Financial’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform
 Act of 1995. Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,”
 “project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) changes in or sustained low interest rates causing a reduction in investment income, the margins of our fixed annuity and life insurance businesses and demand for our products; (ii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (iv) our ability to make changes to certain non-guaranteed elements of our life insurance products; (v) our ability to obtain adequate and timely rate increases on our health products, including our long-term care business; (vi) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (viii) changes in our assumptions related to deferred acquisition costs or the present value of future profits; (ix) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on their value; (x) our assumption that the positions we take on our tax return filings, including our position that our 7.0% convertible senior debentures due 2016 will not be treated as stock for purposes of Section 382 of the Internal Revenue Code of 1986, as amended, and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service; (xi) changes in accounting principles and the interpretation thereof; (xii) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xiii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems, (xiv) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xv) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xvi) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (xvii) our ability to maintain effective controls over financial reporting; (xviii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xix) our ability to achieve eventual upgrades of the financial strength ratings of CNO Financial and our insurance company subsidiaries as well as the impact of our ratings on our business, our ability to access capital and the cost of capital; (xx) the risk factors or uncertainties listed from time to time in our filings with the Securities and
 Exchange Commission; (xxi) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xxii) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-
 looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CNO Overview

CNO Financial Group

The Company: CNO Financial Group
▪ Focused on serving the protection needs of the fast-growing but underserved middle income and senior markets
▪ Products include supplemental health, Medicare supplement, life, annuity and long-term care
▪ Products sold through efficient, growing distribution channels:
 – Bankers Life: strong career agent franchise
 – Colonial Penn: direct distribution platform
 – Washington National: wholly-owned distributor (PMA) and independent agents
▪ Centralized services operation to add value to all units
▪ Over 3.9 million policies in force

BANKERS LIFE AND CASUALTY COMPANY
For the life of your retirement

Washington National INSURANCE COMPANY

COLONIAL PENN

CNO Financial Group

Broad Distribution Reach
• Focused on middle-income senior
 market with Medicare supplement,
 life, annuity, LTC, Medicare Part D
 and Medicare Advantage products
• “Kitchen-table” sales model
 through over 5,000 career agents
 and sales managers; growing
 agents at 4.5% annually for past
 six years
• 150+ branches nationwide
• Focused on middle-income working
 Americans in Worksite and
 Individual markets with
 supplemental health and life
 insurance products
• Serving approximately 1 million
 policyholders and over 20,000
 groups e.g. small business,
 education, government, and
 healthcare
• Distribution through over 2,000
 independent agents in 2 sales
 channels; PMA (a wholly-owned
 distributor) and WNIC Independent.
• Focused on lower middle-income
 retirees with simple, low-cost life
 insurance products
• Direct response model with media
 and mail-based lead generation
 with robust telemarketing support
Career
Direct
PMA/Independent

CNO Financial Group

Value Through Growth and Execution
The Opportunity: Rapidly Growing, Underserved Market
▪ Our focus is meeting the needs of fast-growing senior market
▪ Attractive demographics: Baby Boomers reaching retirement age
 – The first of Boomer population become Medicare-eligible this year
 – Americans turning 65 will grow by nearly 4% annually over next decade
 – In ten years, population 65 years old and older will increase by 50%
 – Financial downturn underscored importance of risk management and guaranteed products
We know this market better than anyone, pursue it full-time, and represent a pure play in the attractive senior middle income market

Few competitors in our target space

Relative company size based on total admitted assets as of 12/31/09
More Affluent
Less Affluent
Customers
Protection Product
Products
Asset Accumulation
Mass Mutual
LNC
PNX
NM
SFG
ManuLife
MET
HIG
KCLI
GAFRI
AIG
NY Life
DFG
PRU
Guardian
PFG
PL
UNM
GNW
Mut. Of Omaha
AEL
WN & OCB
BLC
Aviva USA
PLFE
AFL
Gerber Life
CNO
TMK
CPL

CNO Financial Group

CNO Financial Group

Q4 2008
Separation
of Closed
Block LTC
business
Q4 2006
VNB
 introduced
2007/2008
CIG sales &
marketing
rightsizing -
$6 million
annual
expense
reduction
2008
Excess Chicago
space vacated -
$5 million
annual expense
save
Q4 2007
Recapture of
Colonial Penn
Life Block
Q3 2007
Sale of $3
billion
annuity block
Q3 2007
Completed
consolidation
of shared
services in
Carmel, Sale of
excess space in
Carmel
Q1 2009
Renegotiated
credit facility
to loosen
covenants
Q1 2007
Expanded
Annual
Incentive Plan
participation;
increased
weight on
shareholder
value
Q3 2009
Reinsurance
of CIG Life
policies to
Wilton Re
Q4 2010
Refinanced
$650 million
of debt
Q4 2009
Reinsurance of
Bankers Life
policies to
Wilton Re
Q4 2009
Refinanced
convertible
debentures
putable in Sept
2010; issued
new equity;
paid down Sr.
Credit Facility
Q4 2009
Renegotiated
Senior Credit
Facility to
loosen
covenants
Q4 2009
Achieved
RBC in
excess of
300%
Q1 2011
Pre-paid
$50
million on
Senior
Credit
Facility
CNO - Timeline of Management Actions

2010 Actual	Covenant Levels
Holding Company Liquidity	$ 161.1	
Debt	$ 1,019.9	
Equity (excluding AOCI/L)	$ 4,087.0	
Total Capital	$ 5,106.9	
Debt/Cap %	20%	30%
Statutory Capital and Surplus	$ 1,596.4	$ 1,200.0
RBC %	332%	250%
Excess Capital (a)	**$ 217.1**	
Weighted average diluted shares outstanding in 4Q 2010	306.7

CNO Financial Group

We are projecting to build on our excess capital position in the near-term while maintaining significant cushion relative to debt covenants
(a) Capital in excess of that needed to maintain 300% RBC level and $100 million liquidity at the holding company
Current Capitalization

CNO Financial Group

Excess Capital Utilization Opportunities
▪ Debt Repayment

▪ Share Buybacks

▪ Common Stock Dividends

▪ Accelerate Distribution Growth
▪ Selective Acquisitions
▪ Build Holding Company Investment Portfolio

CNO Financial Group

Summary
▪ Strategic focus on burgeoning senior middle-market—unique “pure play”
▪ Attractive growth and profit potential driven by demographics and execution
▪ Considerable progress financially and operationally
▪ Well capitalized and well managed
▪ Value of tax paying status not yet fully realized in stock price
▪ Strong performance momentum—8 consecutive quarters of
 profitable results

CNO FINANCIAL GROUP

Washington National INSURANCE COMPANY[SM]

Washington National Business Review

CNO Financial Group

Independent agent distribution
Two sales channels: PMA (wholly-owned) and WNIC Independent
Supplemental Health and Life products
Washington National is a leading provider of supplemental health and life insurance for middle-income Americans in the Worksite and Individual markets, serving approximately 1 million policyholders and over 20,000 groups through more than 2,000 independent agents.
Washington National
Distribution:
Product Focus:
Market Focus and Distribution Approach

Washington National: Historical Results - Supplemental Health & Life

80
60
40
20
0
NAP ($mm)
NAP
51.1
61.5
70.5
2008
2009
2010

CNO Financial Group

▪ Washington National sales of core products have increased 37.9% since 2008
Washington National

18
16
14
12
10
NAP ($mm)
NAP
14.0
16.5
17.1
2008
2009
2010

- WNIC Independent NAP for core products has increased 22.1% since 2008

CNO Financial Group

Washington National
WNIC Independent: Historical Results -
Supplemental Health & Life

NAP ($mm)
55
49
43
36
30
NAP
37.1
45.0
53.4
2008
2009
2010

CNO Financial Group

▪ PMA sales of core products have increased 43.9% since 2008
Washington National
PMA: Historical Results - Supplemental Health & Life

CNO Financial Group

Washington National
Distribution Growth Priorities
▪ Continue generating double-digit growth in supplemental health and voluntary worksite sales
▪ Grow WNIC Independent - independent distribution
▪ Grow PMA - wholly-owned distributor
 – Recruiting
 – Expanding geographic coverage
 – Adding district and regional leaders, and improving talent through training and monitoring

▪ Pursue “Other Distribution” opportunities

Investments

CNO Financial Group

Investments
▪ Our long-term corporate goal is stable and predictable investment performance meeting corporate return objectives for our new and in-force products
▪ Our current tactical priority: generating satisfactory investment income within acceptable risk parameters
▪ We invest predominantly in liquid fixed income securities
▪ Our portfolio is actively managed
▪ Our portfolio has performed to our expectations, reflecting yield, credit loss dilution and migration trends consistent with the credit cycle
▪ We have well-developed risk controls including intensive fundamental research, conservative asset allocation and credit policies, enterprise-level asset liability management, disciplined hedging, and closely-monitored compliance
▪ Our hedging activities supporting our indexed products have produced favorable results
 (predominately static hedging)
▪ Total return strategy to invest holding company excess capital

Asset Allocation*
(12/31/10 GAAP Value)

CMOs
8.2%
Mortgage Loans
7.5%
HY Corporates
5.3%
CMBS
5.6%
Municipals
8.1%
ABS
2.7%
Govts/Agency
2.6%
Cash & Other
6.1%
IG Corporates
53.9%

CNO Financial Group

CNO Financial Group

Investment Quality*
▪ 91% investment grade
Fixed Maturities, available for sale, by Rating
at 12/31/10 (Market Value)
% of Bonds which are Investment Grade:	12/31/09 93%	3/31/10 93%	6/30/10 92%	9/30/10 92%	12/31/10 91%
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to CNO).
AAA
14%
AA
10%
A
23%
BBB
44%
<BBB
9%

CNO Financial Group

Earned Yield/Net Investment Income
▪ Full year 2010 portfolio yield increase due
 primarily to new money investments at yields
 consistently exceeding portfolio rate
▪ Increase in investment income also benefited
 from growth in average assets
▪ 4Q10 decline in earned yield due primarily to
 expansion of FHLB loans
 ➢ Floating rate
 ➢ Matched
New Money Rate:	5.15%	6.21%	6.26%	6.00%	5.96%
($ millions)
Earned Yield:	5.63%	5.76%	5.83%	5.86%	5.77%
4Q09	1Q10	2Q10	3Q10	4Q10

($ millions)

Unrealized Gain/Loss
% of Invested Assets
1,600
1,200
800
400
0
(400)
(800)
Unrealized Gain/Loss
% of Invested Assets
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%

CNO Financial Group

Unrealized Gain/Loss*
*Includes debt and equity securities classified as available for sale. Excludes investments from variable interest entities which we consolidate under GAAP.
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010

CNO Financial Group

What we’re buying now…
▪ Prime Jumbo RMBS
▪ Selected Commercial Mortgage Loans
▪ (Original rating) AAA/AA CMBS
▪ First and Second Pay CLO’s
▪ Taxable Municipal Bonds

CNO Financial Group

Asset Liability Management
▪ Duration
 – Interest rate risk is low
 – Duration gap limits continually monitored/managed at statutory entity and line of business levels
 – Significant product mix/distribution mitigating factors
 • Diversification benefits from product portfolio
 • Annuity products represent ~ 40% of liabilities (~ 90% have surrender penalty)
 • Non-interest sensitive products represent ~ 60% liabilities
 • Stable liability profile (smaller policies, owned distribution system)
▪ Convexity - monitor as secondary indicator of interest rate risk
▪ Volatility
 – FAS 133 requires the separate valuation of the equity and interest rate components of our
 Fixed Index Annuity products
 – Our hedging activities related to both these components have been effective
 – Hedge variance objectives and performance continually monitored and actively managed
 (predominately static hedges)
We measure and manage our asset /liability exposure using 3 key variables

CNO Financial Group

Investments
▪ CMBS, CRE loan, non-agency RMBS portfolios have been actively managed “up in quality”
▪ We are generating sufficient yield to meet product spread
 requirements
▪ Asset/Liability match is tight and closely monitored
▪ Investment risk carefully calibrated to capacity of overall enterprise for capital volatility

CNO FINANCIAL GROUP

BANKERS
LIFE AND CASUALTY COMPANY

For the life of
your retirement

Bankers Life Business Review

CNO Financial Group

Strong, established company
▪ Established in 1879, with over 125 years of experience
▪ $12 billion in assets under management
▪ 1.3 million policyholders
Focused on the Boomer and retiree middle market
▪ Most insurance companies work in multiple markets, favor pre-retirement market and tend to move up market as quickly as circumstances allow
▪ While the fastest growing, least competitive, and most accessible and needs aware, this market remains one of the most underserved in the U.S.
Focused on career, exclusive distribution force
▪ More than 5,000 producers in over 200 branch and satellite offices servicing
 49 states
▪ Most insurance companies work through multiple distribution channels
▪ Many are moving away from dependence on career distribution due to both cost and capability challenges
Bankers Overview
Bankers Life

>85
68-85
46-67
<45
12%
59%
24%
5%
Age
>$125k
$75k><$125k
$20k><$75k
<$20k
6%
17%
58%
19%
Household Income

CNO Financial Group

Everyday Americans
Share of Bankers Life and Casualty’s Customers
Bankers current customers reflect a large age and income demographic, unique from the up-market focus of most life and annuity insurers
Bankers Life

CENTER FOR A SECURE RETIREMENT
Home | Studies | About Us
Exploring retirement
from the viewpoint of everyday Americans.
Full Study:
Middle-Income Retirement Preparedness Study 2010
More than half (54%) of middle-income Americans age 55 to 75 do not receive professional retirement guidance of any kind. This new study explores the use, access and attitudes of middle-income retirees and pre-retirees towards planning for and managing their lives in retirement. MORE
Insight Report:
The Three Misconceptions
This report interprets findings from the Bankers Life and Casualty Company Center for a Secure Retirement Middle-Income Retirement Preparedness Study to help explain what may be preventing middle-income retirees and pre-retirees from getting the professional retirement planning guidance they may need and deserve. MORE
Key Findings
54%
Middle-income Americans age 55 to 75 not receiving professional retirement guidance
BANKERS
LIFE AND CASUALTY COMPANY

CNO Financial Group

Center For a Secure Retirement
Launched in 2011:
■ To educate consumers on
 achieving financial security
 during retirement
■ Sponsor research studies to
 aid consumers
■ Generate online content that
 (over time) will become highly-
 ranked
Bankers Life

CNO Financial Group

▪ Surveyed Americans age 55 to 75 in our target market (incomes between
 $25,000 to $75,000), exploring confidence towards financial security
▪ 54% do not receive professional retirement guidance of any kind
▪ 51% had not been contacted by any kind of retirement professional in the past 12 months
▪ Middle-income retirees have three misconceptions about professional retirement advice:
 ─ I can do it all on my own
 ─ I’m not wealthy enough
 ─ Professional advice is too expensive
▪ 30% spend no time at all researching or investigating retirement planning opportunities; two out of three (61%) spend less than one hour per month
Inaugural Study:
Middle-Income Retirement Preparedness
Focus on simple product designs and basic needs
Bankers Life

CNO Financial Group

Bankers Product Suite
Legacy
Savings
Medicare
Long Term
Care
Life
Insurance
Annuities
Investments
• Short-Term Care
• Home Care
• Comprehensive Care
• Whole Life
• Term Life
• Universal Life
• Fixed Annuities
• Indexed Annuities
• Immediate Annuities
• Mutual Funds*
• Variable
 Annuities*
• Medicare Supplement
• Medicare Advantage*
• Medicare Part D*
*In-Sourced Products
Bankers has a broad products suite, tailored to its target market, leveraging third parties to fill specialized capabilities
Bankers Life

Share of Product New Annualized Premium
30%
15%
29%
26%
26%
21%
21%
32%
30%
22%
16%
32%
25%
27%
13%
36%
2004
2006
2008
2010
Annuities
Life Insurance
Long Term Care
Medicare Supplement

CNO Financial Group

Diversified, Evolving Products
Bankers diversified product suite has adapted to changing consumer needs and business climates
Total Medicare Sales (Millions)
$63.6
$102.2
Bankers Life

CNO Financial Group

Medicare Supplement Market
▪ Several leading carriers using
 Modernized Medigap plans to
 grow share with aggressive pricing
▪ Some carriers offering “no
 questions asked” guaranteed
 issue plans up to age 71
▪ New entrants attacking market
 including major healthcare carriers
▪ Expect greater competition as
 regional carriers exit Medicare
 Advantage market and distributors
 move away from individual major
 medical due to compressed
 margins
Highlights
▪ New application submissions of
 Modernized plans flat to prior year, but
 mix is shifting to lower premium cost-
 sharing plans that are more competitive
 in market
▪ Evaluating introducing more granular
 rate structure (male/female,
 preferred/tobacco) and tighter
 underwriting to provide greater capacity
 for further rate reductions if needed
Bankers Initiatives
Bankers Life

CNO Financial Group

Life Insurance Market
Highlights
Bankers Initiatives
▪ Strong life insurance growth has been fueled
 by a simple product design and streamlined
 underwriting priced at a market premium given
 distribution and underwriting model
▪ Focus on Boomer and retiree middle-income
 needs for lower face amounts and fewer riders
 which help meet consumer and agent needs
 for higher take rates, simpler applications and
 shorter cycle times
▪ Branch leadership involvement in new product
 selection and design
▪ Products managed to value of new business
 threshold - present value of future statutory
 cash flows, net of cost of capital
▪ Limited use of reinsurance due to lower face
 amounts and less capital intensive product
 mix
Bankers Life
▪ Life insurance market rebounding from
 2009 sales decline, with 3% growth in
 recurring premium in 2010 (LIMRA)
▪ Market and geopolitical uncertainty
 driving strong growth in guaranteed
 whole and universal life products,
 particularly among Boomers and
 retirees
▪ Product development focused on
 increasingly complex products to meet
 affluent customers’ needs

CNO Financial Group

Annuity Market
▪ Low Treasury rates and tight
 spreads on corporate securities
 have depressed new money rates
 on annuities, but remain attractive
 against comparable investments
 such as bank CDs
▪ Carriers have generally pulled
 back on their guarantees, rates,
 bonuses, and compensation -
 some have even stopped selling
 certain products
Highlights
▪ Re-filed fixed interest annuities to reduce
 guaranteed rates
▪ Reduced bonus rate on most popular
 product
▪ Reduced commissions/override to
 improve rates/margins
Bankers Initiatives
Bankers Life

CNO Financial Group

▪ LTC is an important product that enables
 Bankers Life to meet the needs of its customers
▪ Improved financial results over the past 2.5
 years have been a result of rigorous claims
 management and decisive inforce rate
 management
▪ Stringent underwriting and low exposure to high
 risk product designs (e.g., “0” day elimination
 period, “lifetime” benefits, high compound
 inflation, etc)
▪ New business priced for higher returns using
 conservative lapse and interest rate
 assumptions
▪ A portion of new business reinsured with major
 carrier
▪ Additional advanced training for LTC
 “specialists”, mentor model and new collateral
 and sales support material focused on
 improving top line results
Bankers Life
Highlights
Bankers Initiatives
▪ Exit of many competitors, others
 following with rate increases
▪ Viability of CLASS Act in question
▪ Sluggish individual sales due to
 price point, agent/broker
 apprehension, and tighter
 underwriting
LTC Market

Non-Veteran
Veteran
4,038
4,682
5,198
2004
2007
2010

216
225
241
2004
2007
2010

- Nationwide footprint with localized presence in all key target markets

CNO Financial Group

Distribution Strategy
▪ Bankers “Franchise” model builds best practices across recruiting, lead generation, and training to drive productivity, consistency and compliance
Average Producers
Over 5,000 producers meet consumers “at the kitchen table” employing a needs-
based selling approach
Branch and Satellite Offices
Bankers Life

CNO Financial Group

Keys to Distribution Success
▪ Regional Directors focused on developing talent and relocating top performers across region
 – Creates career path for up-and-comers who stay focused on growth
 – As managers relocate, best practices and high-performance culture moves with them
▪ Greater utilization of marketing programs
 – High investment in lead generation programs
 – Maximize centralized recruiting services
 – Adapt quickly to new product introductions
Bankers Life

CNO Financial Group

The demographics of CNO’s target market are very attractive. As a result of the baby boom, the number of Americans turning 65 each year will grow by nearly 4%
per year over the next decade.
The first of Boomer population become Medicare-eligible this year; In 10 years, the number of people 65 years old and older will increase by 50%
Bankers Life
Growth Opportunities
▪ There is a strong correlation between the number of target households within
 20 miles of an office and the number of active agents that the office supports
 – 80% of agents live within 20 miles of one our branches
 – 75% of sales take place within 10 miles from an agent’s home

▪ Using mapping software, we have identified additional locations that have sufficient target households to support an office; these locations could collectively support an incremental agent count through these office locations
 – Currently planning to add 15 new locations in 2011

CNO Financial Group

Longer Term - Growth Plan Executive Summary
▪ Bankers near term goal is to grow sales 8-10% per year. We plan on achieving this growth through similar increases in both the size and productivity of our agency force
▪ This level of growth is expected to be achieved through a combination of improved productivity within our existing locations (same store sales) and expansion of our reach through the addition of new locations
▪ Productivity can be enhanced by product line expansion including third party offerings and focused cross sell marketing strategies
▪ The strong growth of the Northeast territory is instructive to our efforts to improve existing office performance- their ability to successfully develop and relocate high performers is now being mimicked across the nation
▪ Current household demographics suggest that existing offices can support additional agents - talent development and migration will be key to getting us there
▪ Additional agent growth can be achieved by opening up additional offices -
 particularly satellites, which are inexpensive to open and have a two-year payback
Bankers Life